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Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance Floating-Rate Income Trust

Eaton Vance New York Municipal Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance Short Duration Diversified Income Fund

(Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Results of Special Shareholder Meeting

of Eaton Vance Floating-Rate 2022 Target Term Trust (EFL); Approval of Interim

Agreements for Certain Other Closed-End Funds

BOSTON, MA, February 23, 2021 — In connection with the proposed acquisition of Eaton Vance Corp. (NYSE: EV) by Morgan Stanley (NYSE: MS) announced on October 8, 2020 (the “Transaction”), shareholders of Eaton Vance closed-end funds were asked to approve new investment advisory agreements with Eaton Vance Management (“EVM”) and, where applicable, new investment sub-advisory agreements for the funds. The Transaction is subject to the completion or waiver of customary closing conditions, and is expected to close on March 1, 2021.

EFL Shareholder Meeting Results. At a special meeting of shareholders held on February 23, 2021, shareholders of Eaton Vance Floating-Rate 2022 Target Term Trust (NYSE: EFL) approved a new investment advisory agreement with EVM, which will be effective upon the closing of the Transaction. The vote tabulation, as certified by EFL’s proxy tabulator, AST Fund Solutions LLC, will be published in EFL’s next report to shareholders.

Interim Agreements. To date, shareholders of the below Eaton Vance closed-end funds (each, a “Fund” and, collectively, the “Funds”) have not approved new investment advisory agreements with EVM:

Eaton Vance Floating-Rate Income Trust (NYSE: EFT)
Eaton Vance New York Municipal Income Trust (NYSE American: EVY)
Eaton Vance Senior Floating-Rate Trust (NYSE: EFR)
Eaton Vance Senior Income Trust (NYSE: EVF)
Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG)

For each such Fund, the Board of Trustees (the “Board”) has approved an interim investment advisory agreement with EVM (the “Interim Agreement”) to take effect upon the close of the Transaction if the Fund’s shareholders have not approved the new investment advisory agreement prior to the closing. The Interim Agreement for each Fund would allow EVM to continue to manage the Fund for up to an additional 150 days following the close of the Transaction to allow for further proxy solicitation and the Board’s consideration of different options for the Fund.  While an Interim Agreement is in effect, EVM would continue to manage each Fund under the Board’s oversight. The terms of the Interim Agreement for each Fund are substantially identical to those of the Fund’s current investment advisory agreement except for term and escrow provisions required by applicable law. As previously announced, the joint special meeting of shareholders of EFT, EVY and EFR was adjourned to February 26, 2021.

The investment adviser to each Fund and EFL (each referred to below as a “Fund” and, collectively, the “Funds”) is EVM, a subsidiary of Eaton Vance Corp. (“Eaton Vance”). Eaton Vance provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. For more information, visit eatonvance.com.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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